UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-4074

                   GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:       October 31


Date of reporting period:      April 30, 2003



                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      General

      New York Municipal

      Bond Fund, Inc.

      SEMIANNUAL REPORT April 30, 2003

YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               General New York

                                                      Municipal Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for General New York Municipal Bond Fund, Inc. covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Monica Wieboldt.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In the U.S. economy, unemployment has risen to multiyear highs and corporations remain reluctant to spend. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. economy is on the path to recovery.

What are the implications for your investments? We are generally optimistic about the stock market, although security selection should remain a key factor. We continue to favor areas of the bond market that are more credit-sensitive and believe municipal bonds may benefit if state and local tax rates rise. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003

2


DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did General New York Municipal Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund achieved a total return of 3.38%.(1) The Lehman Brothers Municipal Bond Index, the fund's benchmark, achieved a total return of 3.59% for the same period.(2) In addition, the fund is reported in the Lipper New York Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in this Lipper category was 3.14%.(3) The fund's benchmark is a broad-based measure of overall municipal bond performance. There are no broad-based municipal bond market indices reflective of the performance of bonds issued by a single state. For this reason, we have also provided the fund's Lipper category average return for comparative purposes.

The fund's generally strong performance was primarily the result of declining interest rates in a struggling economy and heightened demand for municipal bonds as investors sought alternatives to a declining stock market. The fund produced slightly lower returns than its benchmark, primarily because the Index contains bonds from many states, not just New York, and does not reflect fees and other expenses. However, the fund's return was higher than that of its Lipper category average, which we attribute to our emphasis on income oriented bonds and a reduction in the fund's exposure to bonds issued on behalf of corporations.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes, to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The fund will invest at least 65% of its assets in investment grade municipal bonds or the unrated equivalent as determined by Dreyfus.

                                                             The Fund 3



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with the portfolio manager's changing views of the current interest rate and market environment. The portfolio manager may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

During the reporting period the fund benefited from its emphasis on income-oriented municipal bonds with maturities primarily of up to 20 years.
These bonds enjoyed relatively high levels of price appreciation as yields continued to fall. This was particularly apparent in early November 2002, when the Federal Reserve Board responded to a "soft spot" in the U.S. economy with a 50 basis-point reduction in short-term interest rates. In addition, municipal bond prices were supported by persistently robust investor demand.

However, the faltering economy also produced some potentially negative factors. Most notably, the state's and New York City's revenues from personal income taxes, sales taxes and capital gains taxes fell short of projections. The state balanced its fiscal 2003 budget through spending cut-backs, including reductions in state jobs, and increased borrowing. The state's fiscal 2004 budget, which was due April 1, has not yet been passed as state lawmakers continue to negotiate.


In this deteriorating fiscal environment, we attempted to improve the fund's credit-quality profile. We did so by reducing the fund's holding

4

of bonds issued on behalf of corporations, such as airlines, that were hit hard during the downturn. We also reduced the fund's holdings of bonds backed by New York' s settlement with the nation's tobacco companies, which fell sharply late in the period when new litigation-related developments caused concern. In addition, we have attempted to diversify away from general obligation bonds issued by the state and city when we have deemed it appropriate to do so. Finally, the fund benefited during the reporting period when some of its holdings were "pre-refunded" by their issuers, a process in which new bonds are issued at lower rates, and all or part of the proceeds are set aside to redeem existing bonds on their earliest call dates. Pre-refunding generally increases a bond's value and liquidity.

What is the fund's current strategy?

When purchasing new securities during the reporting period, we have focused primarily on bonds backed by revenues from essential-services facilities, such as water and sewer plants. We also have favored "lock box" bonds backed by specific revenue sources, such as personal income taxes, that are earmarked specifically for interest and principal payments.

Recently, state lawmakers have indicated that they are considering higher taxes as a way to bridge the state' s and city's budget gaps. Of course, we will continue to monitor that situation.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT THE FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.


                                                             The Fund 5

STATEMENT OF INVESTMENTS



April 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS--94.4%                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--89.7%

Albany Industrial Development Agency:
   IDR (Hampton Plaza Project) 6.25%, 3/15/2018                                               5,600,000                5,741,064

   LR:

      (New York State Assembly Building Project)

         7.75%, 1/1/2010                                                                      2,730,000                2,756,617

      (New York State Department of
         Health Building Project)

         7.25%, 10/1/2010                                                                     1,710,000                  987,525

Huntington Housing Authority,
   Senior Housing Facility Revenue

   (Gurwin Jewish Senior Residences) 6%, 5/1/2029                                             1,370,000                1,213,669

Islip Resource Recovery Agency, RRR

   6.125%, 7/1/2013 (Insured; AMBAC)                                                          1,425,000                1,518,508

Metropolitan Transportation Authority:

  Revenue:

      5.50%, 11/15/2018 (Insured; AMBAC)                                                      4,000,000                4,480,400

      5.125%, 11/15/2031                                                                      3,500,000                3,590,230

   Service Contract 5.125% 1/1/2029                                                           2,500,000                2,571,675

   Transit Facilities Revenue:

      8.632%, 7/1/2014 (Insured; FSA)                                                         2,000,000  (a,b)         2,561,460

      6%, 7/1/2016 (Insured; FSA)
         (Prerefunded 7/1/2008)                                                               5,000,000  (c)           5,874,000

New York City:

   6.375%, 8/15/2012 (Prerefunded 8/15/2005)                                                  2,550,000  (c)           2,862,911

   6.375%, 8/15/2012                                                                            120,000                  134,725

   5.875%, 8/15/2013                                                                          3,300,000                3,640,527

   5.25%, 8/1/2016 (Insured; MBIA)                                                            4,505,000                4,903,377

   6%, 8/1/2016                                                                               4,000,000                4,424,160

New York City Industrial Development Agency:

  Civic Facility Revenue:

      (College of Aeronautics Project)
         5.50%, 5/1/2028                                                                      1,600,000                1,573,328

      (Spence School Inc. Project) 5.20%, 7/1/2034                                            1,000,000                1,043,120

   IDR

      (LaGuardia Association LP Project)
      6%, 11/1/2028                                                                           3,790,000                2,325,582

New York City Municipal Water Finance Authority,

  Water and Sewer System Revenue:

      5.375%, 6/15/2015                                                                       1,070,000                1,196,688

      9.142%, 6/15/2015                                                                       3,000,000  (a,b)         3,710,430

      5.75%, 6/15/2031 (Insured; FGIC)                                                        2,000,000                2,253,040

      5.25%, 6/15/2034                                                                        2,490,000                2,597,668



6
                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      9.21%, 5/1/2012                                                                         3,500,000  (a,b)         4,227,895

      6%, 11/15/2013                                                                            760,000                  891,199

      6%, 11/15/2013 (Prerefunded 5/15/2010)                                                  2,240,000  (c)           2,685,469

      5.375%, 2/15/2023 (Prerefunded 2/15/2010)                                               4,800,000  (c)           5,546,928

      5.50%, 11/1/2026                                                                        2,200,000                2,457,048

      5.25%, 2/1/2029                                                                         4,000,000                4,366,040

State of New York 5.70%, 3/15/2013

   (Prerefunded 3/15/2005)                                                                    2,000,000  (c)           2,183,100

New York State Dormitory Authority, Revenues:

  (Columbia University):

      5.125%, 7/1/2021                                                                        2,630,000                2,805,947

      5%, 7/1/2024                                                                            2,000,000                2,081,200

   Consolidated City University Systems:

      5.35%, 7/1/2009 (Insured; FGIC)                                                         3,000,000                3,382,410

      5.75%, 7/1/2013 (Insured; AMBAC)                                                        1,100,000                1,286,054

      5.625%, 7/1/2016                                                                        2,500,000                2,897,300

      5.75%, 7/1/2016 (Insured; FGIC)                                                         2,000,000                2,297,800

      5.75%, 7/1/2018                                                                         2,500,000                2,947,725

   Department of Health:

      5.75%, 7/1/2017 (Insured; MBIA)                                                         4,740,000                5,294,817

      (Roswell Park Cancer)

         6.625%, 7/1/2024 (Prerefunded 7/1/2005)                                              2,700,000  (c)           3,057,453

   Insured Mortgage Hospital (Lutheran Medical

      Center) 5%, 8/1/2016 (Insured; MBIA)                                                    1,000,000                1,085,510

   (Lenox Hills Hospital Obligated Group)

      5.50%, 7/1/2030                                                                         1,000,000                1,032,630

   (Manhattan College) 5.50%, 7/1/2016                                                        2,000,000                2,229,820

   (Memorial Sloan Kettering Center)

      5%, 7/1/2034                                                                            3,000,000                3,030,060

   (Miriam Osborne Memorial Home)

      6.875%, 7/1/2019 (Insured; ACA)                                                         1,475,000                1,682,090

   (New York University)

      5.50%, 7/1/2040 (Insured; AMBAC)                                                        3,500,000                4,080,615

   Secured Hospital:

      (New York Downtown Hospital)

         5.30%, 2/15/2020 (Insured; MBIA)                                                     2,500,000                2,677,425

      (North General Hospital) 5.75%, 2/15/2016                                               4,035,000                4,548,131

   State Personal Income Tax, Education:

      5.375%, 3/15/2022                                                                       1,000,000                1,079,440

      5%, 3/15/2032                                                                           1,500,000                1,534,545

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Dormitory Authority, Revenues (continued):

  State University Educational Facilities:

      5.875%, 5/15/2017                                                                       2,060,000                2,465,717

      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   3,825,000  (c)           4,261,433

      Lease 5.50%, 7/1/2026 (Insured; FGIC)                                                   1,475,000                1,577,409

New York State Energy Research and Development Authority,

  Gas Facilities Revenue (Brooklyn Union Gas Co. Project)

   6.368%, 4/1/2020                                                                           5,000,000                5,729,750

New York State Environmental Facilities Corp.:

  Clean Water and Drinking Water Revenue:

      Municipal Water Finance 5%, 6/15/2031                                                   2,710,000                2,772,520

      (New York City Municipal Water Project):

         5.25%, 6/15/2019                                                                     3,000,000                3,268,620

         5.375%, 6/15/2019                                                                    5,250,000                5,782,350

   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016                                         5,200,000                5,407,272

   (Pooled Financing Program) 5.25%, 6/15/2013                                                2,780,000                3,160,137

New York State Housing Finance Agency, Revenue:

   Health Facilities 6%, 11/1/2007                                                            6,000,000                6,677,220

   (Housing Mortgage Project)

      6.10%, 11/1/2015 (Insured; FSA)                                                         1,965,000                2,164,998

   (LooseStrife Fields Apartments and Fairway Manor)

      6.75%, 11/15/2036 (Insured; FHA)                                                        5,750,000                5,994,318

   Service Contract Obligation:

      6%, 9/15/2016                                                                             340,000                  383,401

      6%, 9/15/2016 (Prerefunded 9/15/2008)                                                   8,335,000  (c)           9,727,278

      5.50%, 9/15/2018                                                                        2,000,000                2,181,960

New York State Local Government Assistance Corp.

   5.50%, 4/1/2017 (Insured; FSA)                                                             5,000,000                5,838,200

New York State Medical Care Facilities Finance Agency

  Hospital & Nursing Home Insured Mortgage Revenue:

      6.125%, 2/15/2015 (Insured; FHA)                                                        4,055,000                4,412,083

      6.125%, 2/15/2015 (Insured; FHA)

         (Prerefunded 2/15/2007)                                                              1,110,000  (c)           1,251,769

      6.125%, 2/15/2015 (Insured; MBIA)                                                       3,085,000                3,360,089

      6.125%, 2/15/2015 (Insured; MBIA)

         (Prerefunded 2/15/2007)                                                                915,000  (c)           1,031,864

New York State Mortgage Agency, Homeowner Revenue:

   6%, 4/1/2017                                                                               2,000,000                2,127,560

   6.05%, 4/1/2026                                                                            2,250,000                2,383,268

   6.40%, 4/1/2027                                                                            3,530,000                3,903,792

8
                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Power Authority:

   5%, 11/15/2013                                                                             3,000,000                3,342,000

   8.75%, 11/15/2015 (Insured; MBIA)                                                          3,000,000  (a,b)         3,579,180

   5%, 11/15/2020                                                                             2,500,000                2,638,750

New York State Thruway Authority:

  Highway and Bridge Trust Fund:

      5.50%, 4/1/2015 (Insured; FGIC)                                                         1,190,000                1,339,940

      5.50%, 4/1/2016 (Insured; FGIC)                                                         1,225,000                1,373,090

   Service Contract Revenue, Local Highway and Bridge:

      6%, 4/1/2012                                                                            1,230,000                1,411,314

      6%, 4/1/2012 (Prerefunded 4/1/2007)                                                     1,965,000  (c)           2,297,419

      6.25%, 4/1/2014 (Prerefunded 4/1/2005)                                                  2,000,000  (c)           2,227,080

      5.75%, 4/1/2019                                                                         2,000,000                2,218,460

      5.25%, 4/1/2020                                                                         3,295,000                3,520,213

New York State Urban Development Corp.,

  Correctional Facilities Revenue:

      5.50%, 1/1/2014                                                                         3,000,000                3,408,480

      5.50%, 1/1/2014 (Insured; FSA)                                                          3,000,000                3,468,000

      5.375%, 1/1/2015 (Insured; FSA)                                                         3,000,000                3,281,940

   State Personal Income Tax, Facilities and
      Equipment 5.50%, 3/15/2020 (Insured; FGIC)                                              3,000,000                3,331,650

Newburgh Industrial Development Agency, IDR (Bourne and

  Kenney Redevelopment Co.):

      5.65%, 8/1/2020 (Guaranteed; SONYMA)                                                       25,000                   26,243

      5.75%, 2/1/2032 (Guaranteed; SONYMA)                                                    1,535,000                1,647,439

Niagara County Industrial Development Agency, SWDR

   5.55%, 11/15/2024                                                                          1,500,000                1,575,315

Niagara Frontier Transportation Authority, Airport Revenue

  (Buffalo Niagara International Airport)

   6.125%, 4/1/2014 (Insured; AMBAC)                                                          2,700,000                2,848,554

North Country Development Authority, Solid Waste

  Management System Revenue

   6%, 5/15/2015 (Insured; FSA)                                                               2,260,000                2,733,176

Onondaga County Industrial Development Agency,

  Sewer Facilities Revenue

   (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024                                        4,000,000                4,551,000

Orange County Industrial Development Agency,

  Life Care Community Revenue

   (Glenn Arden Inc. Project) 5.625%, 1/1/2018                                                1,000,000                  892,910

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)                                                           6,910,000                7,507,922

   Special Obligation Revenue

      (Special Project-JFK International Air Terminal)

      6.25%, 12/1/2013 (Insured; MBIA)                                                        5,000,000                5,815,000

Rensselaer County Industrial Development Agency, IDR

   (Albany International Corp.) 7.55%, 6/1/2007                                               4,000,000                4,728,640

Triborough Bridge and Tunnel Authority,

  General Purpose Revenue:

      5.25%, 11/15/2016                                                                       2,000,000                2,207,500

      6.125%, 1/1/2021                                                                        5,000,000                6,126,700

      5.50%, 1/1/2030 (Prerefunded 1/1/2022)                                                  2,000,000  (c)           2,304,940

Scotia Housing Authority, Housing Revenue

   (Coburg Village Inc. Project) 6.15%, 7/1/2028                                              3,000,000  (d)           1,945,200

Ulster County Industrial Development Agency, Civic

  Facility (Benedictine Hospital Project)

   6.45%, 6/1/2024                                                                            1,950,000                1,704,924

Yonkers Industrial Development Agency, Civic Facility

  Revenue (Saint Joseph Hospital of Yonkers)

   5.90%, 3/1/2008                                                                            3,900,000                3,629,145

U.S. RELATED--4.7%

Children's Trust Fund of Puerto Rico,
   Tobacco Settlement Revenue 6%, 7/1/2026
   (Prerefunded 7/1/2010)                                                                     2,695,000  (c)           3,215,809

Commonwealth of Puerto Rico, Public Improvement:

   5.50%, 7/1/2015 (Insured; FSA)                                                                25,000                   29,202

   9.573%, 7/1/2015                                                                           3,800,000  (a,b)         5,077,408

Puerto Rico Electric Power Authority, Power Revenue

   5.625%, 7/1/2019 (Insured; FSA)                                                            3,000,000                3,407,190

Puerto Rico Highway and Transportation Authority,

  Transportation Revenue

   5.75%, 7/1/2019 (Insured; MBIA)                                                            2,420,000                2,783,194

Puerto Rico Infrastructure Financing Authority

   5.50%, 10/1/2032                                                                           1,500,000                1,651,395

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $300,635,411)                                                                                               323,058,685


10
                                                                                               Principal
SHORT-TERM MUNICIPAL INVESTMENTS--4.7%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK;

New York City, VRDN:

   1.40% (Insured; FSA)                                                                       2,900,000  (e)           2,900,000

   1.40% (LOC; JPMorgan Chase Bank)                                                           3,000,000  (e)           3,000,000

New York City Transitional Finance Authority,

  Future Tax Secured Revenue, VRDN:

      1.40% (SBPA; Landesbank Baden Wurttemberg)                                              1,200,000  (e)           1,200,000

      1.40% (Liquidity Facility; Dexia Credit Local)                                          1,000,000  (e)           1,000,000

New York State Energy Research and Development Authority,

  PCR, VRDN (New York State Electric and Gas Co.)

   1.35% (LOC, Bank One)                                                                      4,500,000  (e)           4,500,000

Port Authority of New York and New Jersey,

   Special Obligation Revenue, VRDN 1.40%                                                     3,600,000  (e)           3,600,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENT

   (cost $16,200,000)                                                                                                 16,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $316,835,411)                                                              99.1%              339,258,685

CASH AND RECEIVABLES (NET)                                                                          .9%                2,911,445

NET ASSETS                                                                                       100.0%              342,170,130

                                                                                                     The Fund 11


STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                 American Capital Access                     LR                  Lease Revenue

AMBAC               American Municipal Bond Assurance           MBIA                Municipal Bond Investors Assurance
                        Corporation                                                     Insurance Corporation

FGIC                Financial Guaranty Insurance                PCR                 Pollution Control Revenue
                        Company
                                                                RRR                 Resources Recovery Revenue
FHA                 Federal Housing Administration
                                                                SBPA                Standby Bond Purchase Agreement
FSA                 Financial Security Assurance
                                                                SONYMA              State of New York Mortgage Agency
IDR                 Industrial Development Revenue
                                                                SWDR                Solid Waste Disposal Revenue
LOC                 Letter of Credit
                                                                VRDN                Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              51.5

AA                               Aa                              AA                                               27.3

A                                A                               A                                                 9.3

BBB                              Baa                             BBB                                                .9

F1, F1+                          VMIG1, MIG1, P1                 SP1, A1                                           4.8

Not Rated(f)                     Not Rated(f)                    Not Rated(f)                                      6.2

                                                                                                                 100.0

(A)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
     PERIODICALLY.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30,2003, THESE SECURITIES AMOUNTED TO $19,156,379 OR 5.6% OF NET ASSETS.

(C) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(D)  NON-INCOME PRODUCING SECURITY--INTEREST PAYMENTS IN DEFAULT.

(E) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(F) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S, HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           316,835,411   339,258,685

Interest receivable                                                   5,220,181

Receivable for investment securities sold                             1,419,122

Prepaid expenses                                                         13,941

                                                                    345,911,929
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           235,922

Payable for investment securities purchased                           3,011,640

Cash overdraft due to Custodian                                         256,240

Payable for shares of Common Stock redeemed                             134,856

Accrued expenses                                                        103,141

                                                                      3,741,799
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      342,170,130
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     316,866,431

Accumulated undistributed investment income--net                         72,802

Accumulated net realized gain (loss) on investments                   2,807,623

Accumulated net unrealized appreciation
  (depreciation) on investments                                      22,423,274
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      342,170,130
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)      16,847,167

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   20.31

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      8,628,708

EXPENSES:

Management fee--Note 3(a)                                              988,351

Service plan fees and prospectus--Note 3(b)                            330,360

Shareholder servicing costs--Note 3(b)                                  72,854

Custodian fees                                                          18,961

Professional fees                                                       18,088

Shareholders' reports                                                   10,923

Registration fees                                                        8,502

Directors' fees and expenses--Note 3(c)                                  5,415

Loan commitment fees--Note 2                                             3,301

Miscellaneous                                                           11,033

TOTAL EXPENSES                                                       1,467,788

INVESTMENT INCOME--NET                                               7,160,920
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              2,816,507

Net unrealized appreciation (depreciation) on investments            1,259,168

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,075,675

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                11,236,595

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,160,920           15,169,475

Net realized gain (loss) on investments         2,816,507            3,969,184

Net unrealized appreciation
   (depreciation) on investments                1,259,168           (1,206,310)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   11,236,595           17,932,349
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (7,148,482)         (15,148,140)

Net realized gain on investments               (3,100,197)                   --

TOTAL DIVIDENDS                               (10,248,679)         (15,148,140)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  61,420,002           87,613,137

Dividends reinvested                            7,480,960           10,597,397

Cost of shares redeemed                       (59,446,906)        (110,979,329)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              9,454,056          (12,768,795)

TOTAL INCREASE (DECREASE) IN NET ASSETS        10,441,972           (9,984,586)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           331,728,158          341,712,744

END OF PERIOD                                 342,170,130          331,728,158

Undistributed investment income--net               72,802                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     3,051,711           4,395,845

Shares issued for dividends reinvested            371,763             530,883

Shares redeemed                               (2,946,150)          (5,559,286)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     477,324            (632,558)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                            April 30, 2003                                Year Ended October 31,
                                                                 -------------------------------------------------------------------
                                               (Unaudited)       2002(a)          2001           2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               20.26        20.10           19.19         18.65          20.66         20.20

Investment Operations:

Investment income--net                                 .43(b)       .90(b)          .92           .94            .94           .96

Net realized and unrealized
   gain (loss) on investments                          .24          .17             .91           .58          (1.77)          .65

Total from Investment Operations                       .67         1.07            1.83          1.52           (.83)         1.61

Distributions:

Dividends from investment
   income--net                                        (.43)        (.91)           (.92)         (.94)          (.93)         (.96)

Dividends from net realized
   gain on investments                                (.19)          --            (.00)(c)      (.04)          (.25)         (.19)

Total Distributions                                   (.62)        (.91)           (.92)         (.98)         (1.18)        (1.15)

Net asset value, end of period                       20.31        20.26           20.10         19.19          18.65         20.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      3.38(d)      5.46            9.74          8.36          (4.16)         8.14
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .89(e)       .89             .89           .91            .92           .90

Ratio of net investment income
   to average net assets                              4.35(e)      4.54            4.67          4.96           4.72          4.70

Portfolio Turnover Rate                              19.50(d)     26.35           17.77         18.98          32.53         32.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     342,170      331,728         341,713       329,891        360,546       293,231

(A)  AS REQUIRED, EFFECTIVE NOVEMBER 1, 2001, THE FUND HAS ADOPTED THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT
     SECURITIES. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED OCTOBER 31, 2002
     WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED
     AND UNREALIZED GAIN (LOSS) ON INVESTMENTS PER SHARE BY LESS THAN $.01 AND
     INCREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY LESS
     THAN .01%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO
     NOVEMBER 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN
     PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

General New York Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $5,793 during the period ended April 30, 2003, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2002, was as follows: tax exempt income $15,148,140. The tax character of current year distributions will be determined at the end of the current fiscal year.

18

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1-1/2% of the value of the fund's average daily net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended April 30, 2003, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund pays the Distributor for distributing the fund's shares, for servicing shareholder accounts, ("Servicing") and for advertising and marketing relating to the fund. The Plan provides payments to be made at an aggregate annual rate of .20 of 1% of the value of the fund's average daily net assets. The Distributor determines the amounts, if any, to be paid to Service Agents (a securities dealer, financial institution or other industry professional) under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund's prospectuses and state-

                                                                The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ments of additional information and costs associated with implementing and operating the Plan, such aggregate amount not to exceed the greater of $100,000 or .005 of 1% of the value of the fund's average daily net assets for any full fiscal year. During the period ended April 30, 2003, the fund was charged $330,360 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $49,168 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting attended and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended April 30, 2003, redemption fees charged and retained by the fund amounted to $19,229.

20

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $63,120,784 and $71,217,783, respectively.

At  April  30,  2003, accumulated net unrealized appreciation on investments was
$22,423,274,   consisting  of  $26,466,725  gross  unrealized  appreciation  and
$4,043,451 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 21

                      For More Information

                        General New York
                        Municipal Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2003 Dreyfus Service Corporation                                  949SA0403




ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

By:   /s/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.